UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported) May 27, 2005
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                                  ICEWEB, INC.
                                  ------------
             (Exact name of registrant as specified in its charter)


          Delaware                       0-27865                 13-2640971
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(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)


         205 Van Buren Street, Herndon, Virginia             20170
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         (Address of principal executive offices)          (Zip Code)


         Registrant's telephone number, including area code 703-964-8000
                                                            ------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
          APPOINTMENT OF PRINCIPAL OFFICERS.

          On May 27, 2005 IceWEB, Inc.'s Board of Directors appointed Mr. Harold
F. Compton to the Board. Mr. Compton has also been appointed to the Compensation Committee of the Board of Directors.

          Mr. Compton, 57, has been a retailer for more than 30 years. Mr. Compton joined CompUSA Inc. in 1994 as Executive Vice President-Operations, becoming Executive Vice President and Chief Operating Officer in 1995, President of CompUSA Stores in 1996 and Chief Executive Officer of CompUSA Inc. in 2000, a position he held until his retirement in 2004. Prior to joining CompUSA, Inc., from 1993 until 1994 he served as President and COO of Central Electric Inc., Executive Vice President Operations and Human Resources, and Director of Stores for HomeBase (1989 to 1993), Senior Vice President Operations and Director of Stores for Roses Discount Department Stores (1986 to 1989), and held various management positions including Store Manager, District Manager, Regional Vice President and Zone Vice President for Zayre Corporation from 1965 to 1986.

          Since 1998 Mr. Compton has been a member of the Board of Directors of Linens `N Things, Inc., and is a member of its Compensation Committee and Corporate Governance and Nominating Committee of the Board of Directors of that company.

          On June 2, 2005 IceWEB, Inc. issued a press release announcing the appointment of Mr. Compton to its Board of Directors. A copy of the press release, which is incorporated herein by reference, is attached to this Current Report on Form 8-K as Exhibit 99.1.

ITEM 8.01 OTHER EVENTS.

          On June 2, 2005 IceWEB, Inc. issued a press release announcing its second quarter fiscal 2005 financial results. A copy of the press release, which is incorporated herein by reference, is attached to this Current Report on Form 8-K as Exhibit 99.2.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

99.1 Press release dated June 2, 2005 regarding election of Mr. Compton to Board of Directors

99.2 Press release dated June 2, 2005 regarding second quarter fiscal 2005 financial results


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ICEWEB, INC.



Date:  June 2, 2005                     By: /s/ John Signorello
                                            -------------------
                                            John Signorello,
                                            Chief Executive Officer


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